 Exhibit 99.1

Terex Corporation and REV Group Receive Stockholder Approval For Merger

Transaction expected to close in the first week of February 2026

January 28, 2026 – Norwalk, CT. & Brookfield, WI. – Terex Corporation (NYSE: TEX) (“Terex”) and REV Group, Inc. (NYSE: REVG) (“REV”) today announced that they have each received the necessary stockholder approvals to complete the previously announced merger of Terex and REV at each company’s Special Meeting of Stockholders held earlier today.

Based on the results of the votes at each of the Terex and REV Special Meetings, the companies expect to close the transaction in the first week of February 2026, subject to the satisfaction or waiver of the remaining closing conditions.

Simon Meester, Chief Executive Officer of Terex, commented: “Today’s vote demonstrates our stockholders’ confidence in our strategic combination with REV, which will create a stronger, more diversified company with a complementary portfolio of specialty equipment businesses, enhanced financial flexibility and significant value-creating synergies that position us for sustainable, long-term growth.”

Mark Skonieczny, Chief Executive Officer of REV, commented: “These results solidify our belief that the transaction will unlock significant value for both Terex and REV stockholders and create exciting opportunities for our employees and customers by strengthening our ability to invest in the combined business, innovate and deliver quality solutions.”

Special Meeting Stockholder Vote Results

•	Terex: More than 95% of the votes cast by Terex stockholders entitled to vote thereon were voted “FOR” the Terex stock issuance proposal.

•	REV: More than 80% of the 48,806,145 outstanding shares of REV common stock (over 99% of the votes cast at the meeting) entitled to vote thereon were voted “FOR” the REV merger proposal and more than 96% of the votes cast either affirmatively or negatively thereon were voted “FOR” the REV advisory compensation proposal.

The complete results of both special meetings can be found in the respective companies’ Form 8-Ks which will be filed with the U.S. Securities and Exchange Commission.

About Terex

Terex Corporation is a global industrial equipment manufacturer of materials processing machinery, waste and recycling solutions, mobile elevating work platforms (MEWPs), and equipment for the electric utility industry. We design, build, and support products used in maintenance, manufacturing, energy, minerals and materials management, construction, waste and recycling, and the entertainment industry. We provide best-in-class lifecycle support to our customers through our global parts and services organization, and offer complementary digital solutions, designed to help our customers maximize their return on their investment. Certain Terex products and solutions enable customers to reduce their impact on the environment including electric and hybrid offerings that deliver quiet and emission-free performance, products that support renewable energy, and products that aid in the recovery of useful materials from various types of waste. Our products are manufactured in North America, Europe, and Asia Pacific and sold worldwide. For more information, please visit www.terex.com.

About REV Group

REV Group companies are leading designers and manufacturers of specialty vehicles and related aftermarket parts and services, which serve a diversified customer base, primarily in the United States, through two segments: Specialty Vehicles and Recreational Vehicles. The Specialty Vehicles Segment provides customized vehicle solutions for applications, including essential needs for public services (ambulances and fire apparatus) and commercial infrastructure (terminal trucks and industrial sweepers). REV  Group’s Recreational Vehicle Segment manufactures a variety of RVs, from Class B vans to Class A motorhomes. REV Group’s portfolio is made up of well-established principal vehicle brands, including many of the most recognizable names within their industry. REV Group trades on the NYSE under the symbol REVG.

Forward-Looking Statements

This communication contains forward-looking statements within the meaning of Section 21E of the Securities Exchange Act of 1934 and Section 27A of the Securities Act of 1933, which involve risks and uncertainties. Any statements about REV’s, Terex’s or the combined company’s plans, objectives, expectations, strategies, beliefs, or future performance or events and any other statements to the extent they are not statements of historical fact are forward-looking statements. Words, phrases or expressions such as “will,” “creates,” “anticipate,” “believe,” “could,” “confident,” “continue,” “estimate,” “expect,” “forecast,” “hope,” “intend,” “likely,” “may,” “might,” “objective,” “plan,” “possible,” “potential,” “predict,” “project”, “target,” “trend” and similar words, phrases or expressions are intended to identify forward looking statements but are not the exclusive means of identifying such statements. Forward-looking statements are based on information available and assumptions made at the time the statements are made. Forward-looking statements involve risks and uncertainties that could cause actual results to differ materially from those expressed in or implied by the forward-looking statements. Forward-looking statements in this communication include, but are not limited to, statements about the expected completion of the transaction between REV and Terex (the “Transaction”), including the expected timing thereof and other statements that are not historical facts.

The following Transaction-related factors, among others, could cause actual results to differ materially from those expressed in or implied by forward-looking statements: the occurrence of any event, change, or other circumstance that could give rise to the right of one or both of the parties to terminate the definitive merger agreement between REV and Terex; the possibility that the Transaction does not close when expected or at all because certain conditions to closing are not received or satisfied on a timely basis or at all; the risk that the benefits from the Transaction may not be fully realized or may take longer to realize than expected, including as a result of changes in, or problems arising from, general economic and market conditions, interest and exchange rates, monetary policy, trade policy (including tariff levels), laws and regulations and their enforcement, and the degree of competition in the geographic and business areas in which REV and Terex operate; any failure to promptly and effectively integrate the businesses of REV and Terex; the possibility that the Transaction may be more expensive to complete than anticipated, including as a result of unexpected factors or events; reputational risk and potential adverse reactions of REV’s or Terex’s customers, employees or other business partners, including those resulting from the announcement, pendency or completion of the Transaction; Terex’s issuance of additional shares of its capital stock in connection with the Transaction; the risk that Terex’s exploration of strategic options to exit its Aerials segment may not be successful or that any transaction entered into with respect to Terex’s Aerials segment is not on favorable terms; and the diversion of management’s attention and time to the Transaction and the exploration of strategic options with respect to the Terex Aerials segment and from ongoing business operations and opportunities; and the outcome of any legal proceedings that may be instituted against REV or Terex in connection with the Transaction.

Additional important factors relating to Terex and REV that could cause actual results to differ materially from those in forward-looking statements include, but are not limited to, the risks and contingencies detailed in Terex’s and REV’s respective Annual Reports on Form 10-K, Quarterly Reports on Form 10-Q and other filings with the U.S. Securities and Exchange Commission (the “SEC”).

These factors are not necessarily all of the factors that could cause Terex’s, REV’s or the combined company’s actual results, performance, or achievements to differ materially from those expressed in or implied by any forward-looking statements. Other unknown or unpredictable factors also could harm Terex’s, REV’s or the combined company’s results.

All forward-looking statements attributable to Terex, REV, or the combined company, or persons acting on Terex’s or REV’s behalf, are expressly qualified in their entirety by the cautionary statements set forth above. Forward-looking statements speak only as of the date they are made, and Terex and REV do not undertake or assume any obligation to update publicly any of these statements to reflect actual results, new information or future events, changes in assumptions, or changes in other factors affecting forward-looking statements, except to the extent required by applicable law. If Terex or REV updates one or more forward-looking statements, no inference should be drawn that Terex or REV will make additional updates with respect to those or other forward-looking statements. Further information regarding Terex, REV and factors that could affect the forward-looking statements contained herein can be found in Terex’s and REV’s respective Annual Reports on Form 10-K, Quarterly Reports on Form 10-Q, and other filings with the SEC.

Contacts

Terex Contact

Derek Everitt

VP, Investor Relations

Derek.Everitt@terex.com

203-216-8524

REV Contacts

Drew Konop

VP, Investor Relations & Corporate Development

888-738-4037

investors@revgroup.com

Julie Nuernberg

Sr. Dr. Marketing & Communications

262-389-8620

julie.nuernberg@revgroup.com